UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 30, 2012

CHICAGO BRIDGE & IRON COMPANY N.V.

(Exact name of registrant as specified in its charter)

The Netherlands

(State or other jurisdiction of incorporation)

            1-12815                                                                                               N.A.

(Commission File Number)                                                     (IRS Employer Identification No.)

            Oostduinlaan 75

2596JJ The Hague

            The Netherlands                                                                                  N.A.

(Address of principal executive offices)                                                   (Zip Code)

Registrant's telephone number, including area code:  31-70-373-2010

N.A.

(Former name or former address, if changed since last report)

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[✓] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 30, 2012, Chicago Bridge & Iron Company N.V. (“CB&I”) issued a press release announcing that it has entered into a definitive agreement (the “Transaction Agreement”) to acquire The Shaw Group Inc. (“Shaw”). A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the proposed transaction, CB&I expects to file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that will include a joint proxy statement of Shaw and CB&I that also constitutes a prospectus of CB&I. CB&I and Shaw also plan to file other documents with the SEC regarding the proposed transaction. A definitive joint proxy statement/prospectus will be mailed to shareholders of Shaw and CB&I. INVESTORS AND SECURITY HOLDERS OF SHAW AND CB&I ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and shareholders will be able to obtain free copies of the joint proxy statement/prospectus and other relevant documents filed by CB&I and Shaw, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by CB&I will be available free of charge on CB&I’s internet website at www.cbi.com under the tab “Investor Relations” and then under the tab “SEC Documents” or by contacting CB&I’s Investor Relations Department at 832-513-1200. Copies of the documents filed with the SEC by Shaw will be available free of charge on Shaw’s internet website at www.Shawgrp.com under the tab “Investor Relations” and then under the tab “SEC Filings” or by contacting Shaw’s Investor Relations Department at 225-987-7372.

PARTICIPANTS IN THE SOLICITATION

CB&I, Shaw, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Shaw and CB&I in connection with the proposed transaction. Information about the directors and executive officers of Shaw is set forth in Shaw’s proxy statement for its 2011 annual meeting of shareholders, which was filed with the SEC on December 15, 2011. Information about the directors and executive officers of CB&I is set forth in CB&I’s proxy statement for its 2012 annual meeting of shareholders, which was filed with the SEC on March 22, 2012. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC in connection with the proposed transaction if and when they become available.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release issued by Chicago Bridge & Iron Company N.V. dated July 30, 2012.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                        CHICAGO BRIDGE & IRON COMPANY N.V.

                                                                        By:      Chicago Bridge & Iron Company B.V.

                                                                        Its:       Managing Director

Date:  July 30, 2012                                        By:       /s/ Ronald A. Ballschmiede

                                                                                    Ronald A. Ballschmiede

Managing Director

(Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press Release issued by Chicago Bridge & Iron Company N.V. dated July 30, 2012.